UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2023

PARK CITY GROUP, INC.
(Exact name of Registrant as specified in its Charter)

Nevada	001-34941	37-1454128
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5282 South Commerce Drive, Suite D292, Murray, Utah 84107
(Address of principal executive offices)

(435) 645-2000
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	TRAK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 18, 2023, Park City Group, Inc. d/b/a ReposiTrak (the “Company”) filed Articles of Merger with the Nevada Secretary of State (the “Articles of Merger”) to effect a merger of the Company and ReposiTrak, Inc., a Utah corporation and wholly-owned subsidiary of the Company (the “Subsidiary”), whereby, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), the Subsidiary merged with and into the Company, with the Company as the surviving corporation (the “Merger”). The sole purpose of the Merger was to change the corporate name of the Company to “ReposiTrak, Inc.” (the “Name Change”) as permitted by Section 92A.180 of the Nevada Revised Statutes.

The Name Change will be effective December 21, 2023. The common stock will continue to be listed on the New York Stock Exchange (“NYSE”) under the ticker “TRAK”. The CUSIP number for shares of the Company's common stock will remain unchanged. Outstanding stock certificates for shares of common stock of the Company continue to be valid and need not be exchanged.

The foregoing description of the Name Change Merger is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement and Articles of Merger, which are attached hereto as Exhibits 2.1 and Exhibit 3.1, respectively.

Item 8.01 Other Events.

On December 18, 2023, the Company issued a press release announcing the Name Change Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger by and between ReposiTrak, Inc. and Park City Group, Inc. d/b/a ReposiTrak
3.1	Articles of Merger filed with the Nevada Secretary of State
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK CITY GROUP INC.

December 18, 2023	/s/ John Merrill
John Merrill
Chief Financial Officer